JPMORGAN DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date			Issue
07/27/04		Zenith National Insurance Corp.

Shares		Price		Amount
700		$43.00		$30,100
						 % of Issue
Spread		Spread		 Fund's		   for all
Amount		%		% of issue       JPMorgan Funds
$1.85		N/A		  0.02%		    0.69%

Broker
Bank of America Securities

Underwriters of Zenith National Insurance Corp.

Underwriters					Shares
Banc of America Securities LLC   	      1,798,000
J.P. Morgan Securities, Inc.   			465,000
Lehman Brothers Inc.    			465,000
Dowling & Partners Securities, L.L.C.   	217,000
Ferris, Baker Watts, Inc.			155,000
 					      ---------
Total					      3,100,000
					      =========

JPMORGAN DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date			Issue
08/11/04		SBC Communications, Inc.

Shares		 	Price		Amount
690,000			$99.91		$689,351

						% of Issue
Spread		Spread		Fund's  	  for all
Amount		   %	      % of issue	JP Morgan Funds
$0.48		  N/A		0.09%		    1.27%

Broker
Goldman, Sachs & Co., Inc.

Underwriters of SBC Communications, Inc.

Underwriters				Principal Amount
Banc of America Securities LLC     	  $187,500,000
Deutsche Bank Securities, Inc.		   187,500,000
Goldman, Sachs & Co. 		           187,500,000
ABN AMRO Incorporated 			    37,500,000
Barclays Capital Inc. 			    37,500,000
Citigroup Global Markets Inc.	            37,500,000
J.P. Morgan Securities Inc. 		    37,500,000
Credit Suisse First Boston LLC	             6,250,000
HSBC Securities (USA) Inc.	             6,250,000
Lehman Brothers Inc. 		             6,250,000
Merrill Lynch			             6,250,000
Morgan Stanley & Co. Incorporated            6,250,000
UBS Securities LLC 			     6,250,000
					 -------------
Total 					  $750,000,000
					 =============


JPMORGAN DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date				Issue
08/17/04			RBS Capital Trust III

Shares				Price		Amount
145,000				$100.00		$145,000

						% of Issue
Spread		Spread		Fund's		 for all
Amount		  %	      % of issue 	JP Morgan Funds
$1.00		 N/A		0.02%		     0.09%

Broker
Lehman Brothers, Inc.

Underwriters of RBS Capital Trust III

Underwriters			     Principal Amount
Greenwich Capital Markets, Inc.        $316,666,000
J.P. Morgan Securities Inc.        	316,667,000
Lehman Brothers Inc.        		316,667,000
				       ------------
Total				       $950,000,000
				       ============


JPMORGAN DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date				Issue
08/17/04			United Overseas Bank LTD

Shares				Price		Amount
290,000				$99.93		$289,794

						% of Issue
Spread		Spread		Fund's		 for all
Amount		  %	      % of issue 	JP Morgan Funds
$0.25		 N/A		0.03%		    0.40%

Broker
Merrill Lynch & Co., Inc.

Underwriters of United Overseas Bank LTD

Underwriters*    	                Principal Amount*
                                        ----------------
Total                           	$1,000,000,000
                                        ================

*Principal amount of underwriters were not available at time of filing.

JPMORGAN DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date			Issue
08/18/04		Google, Inc.

Shares		Price		Amount
1,455		$85.00		$123,675

						% of Issue
Spread		Spread		Fund's		  for all
Amount		  %	      % of Issue        JP Morgan Funds
$2.38		 N/A		0.00%		    0.10%

Broker
Morgan Stanley

Underwriters of Google, Inc.

Underwriters			  Principal Amount
Morgan Stanley			    $5,296,064
Credit Suisse First Boston	     5,296,064
Allen & Company LLC 		     1,247,444
Citigroup 			       840,353
Goldman, Sachs & Co. 		     1,400,589
J.P. Morgan Securities, Inc.	       602,560
Lehman Brothers Inc.		     1,205,121
UBS Securities LLC 		       529,607
Thomas Weisel Partners LLC             140,059
WR Hambrecht + Co., LLC 	       419,275
Deutsche Bank Securities Inc.           57,143
Lazard Freres & Co. LLC 	        57,143
Ameritrade, Inc.                       148,336
M.R. Beal & Company 		        57,143
William Blair & Company L.L.C. 	        57,143
Blaylock & Partners, L.P.              257,766
Cazenove Inc. 		                57,143
E*TRADE Securities LLC		       294,243
Epoch Securities, Inc.                 294,243
Fidelity Capital Markets	       221,289
HARRISdirect, LLC		       671,606
Needham & Company, Inc.		        57,143
Piper Jaffray & Co. 		        57,143
Samuel A. Ramirez & Co., Inc. 	        57,143
Muriel Siebert & Co. Inc. 	       111,860
Utendahl Capital Group, L.L.C.          57,143
Wachovia Capital Markets, LLC 	        57,143
Wells Fargo Securities, LLC 	        57,143
				--------------
Total				   $19,605,052
				==============


JPMORGAN DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date			Issue
09/22/04		The Goldman Sachs Group, Inc.

Shares		 	Price		Amount
335,000			$100.00		$335,000

						% of Issue
Spread		Spread		Fund's 		  for all
Amount		  %	      % of issue       JP Morgan Funds
$0.45		  N/A		 0.03%		  0.21%

Broker
Goldman, Sachs & Co., Inc.

Underwriters of The Goldman Sachs Group, Inc.

Underwriters		               Principal Amount
Goldman, Sachs & Co.			$1,062,500,000
ABN Amro, Inc. 				    12,500,000
BNP Paribas Securities Corp. 		    12,500,000
Citigroup Global Markets, Inc. 		    12,500,000
Commerzbank Capital Markets Corp. 	    12,500,000
Daiwa Securities SMBC Europe Ltd. 	    12,500,000
Guzman & Co. 				    12,500,000
ING Financial Markets LLC		    12,500,000
JP Morgan Secuties, Inc. 		    12,500,000
Mellon Financial Markets, LLC		    12,500,000
RBC Capital Markets Corp. 		    12,500,000
SG Americas Secutities, LLC		    12,500,000
SunTrust Capital markets, Inc. 		    12,500,000
Wachovia Capital Markets, LLC		    12,500,000
Wells Fargo Brokerage Services, LLC	    12,500,000
The Williams Capital Group, L.P. 	    12,500,000
				        ---------------
Total 					$1,250,000,000
					===============

JPMORGAN DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date		Issue
09/28/04    	Telecom Italia Capital

Shares 			Price		Amount
400,000			$99.73		$398,928

					 	   % of Issue
Spread		Spread		Fund's 	     	    for all
Amount		  %	      % of issue  	 JP Morgan Funds
$0.35		 N/A		  0.03%		      0.65%

Broker
Lehman Brothers, Inc.

Underwriters of Telecom Italia Capital

Underwriters*    	                Principal Amount*
                                        -----------------
Total                           	$1,250,000,000.00
                                        =================

*Principal amount of underwriters were not available at time of filing.


JPMORGAN DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date		Issue
10/07/04 	Magellan Midstream Partners, LP

Shares 			Price		Amount
305,000			$99.88		$304,631

					           % of Issue
Spread		Spread		Fund's	      	    for all
Amount		  %	       % of issue   	JP Morgan Funds
$0.70		 N/A		0.12%		    0.93%

Broker
Lehman Brothers, Inc.

Underwriters of Magellan Midstream Partners, LP

Underwriters
Lehman Brothers, Inc.			$150,000,000
Citigroup 				  50,000,000
Goldman, Sachs & Co. 			  12,500,000
J.P. Morgan Securities, Inc. 		  12,500,000
SunTrust Capital Markets, Inc. 		  12,500,000
UBS Securities LLC			  12,500,000
					------------
Total					$250,000,000
					============


JPMORGAN DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date			Issue
10/26/04		Westfield Capital Corp.

Shares				Price		Amount
250,000				$99.84		$249,605

						% of Issue
Spread		Spread		Fund's 		  for all
Amount		  %	      % of issue      JP Morgan Funds
$0.45		 N/A		0.02%		  0.33%

Broker
Citigroup Global Markets, Inc.

Underwriters of Westfield Capital Corp.

Underwriters*    	                Principal Amount*
                                        ----------------
Total                           	 $1,400,000,000
                                        ================

*Principal amount of underwriters were not available at time of filing.

JPMORGAN DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date 			Issue
10/27/04		SBC Communications, Inc.

Shares				Price		Amount
295,000				$99.89		$294,678

						% of Issue
Spread		Spread		Fund's		  for all
Amount		   %	      % of issue      JP Morgan Funds
$0.45		  N/A		0.01%		  0.10%

Broker
Citigroup Global Markets, Inc.

Underwriters of SBC Communications

Underwriters		      Prinicpal Amount
Citigroup		  	  $630,002,000
J.P. Morgan Securities Inc.        630,002,000
Barclays Capital, Inc.	           427,500,000
ABN AMRO, Inc.                     112,500,000
Banc of America Securities LLC	   112,500,000
Deutche Bank Securities, Inc. 	   112,500,000
Goldman, Sachs & Co.		   112,500,000
Credit Suisse First Boston LLC      14,062,000
HSBC Securities (USA) Inc. 	    14,062,000
Lehman Brothers Inc. 		    14,062,000
Merrill Lynch & Co., Inc.           14,062,000
Morgan Stanley & Co., Inc. 	    14,062,000
UBS Securities LLC 		    14,062,000
Blaylock & Partners, L.P.	    14,062,000
The Williams Capital Group L.P.     14,062,000
     		                --------------
Total 				$2,250,000,000
				==============

JPMORGAN DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date			Issue
11/10/04		Nalco Holding Co.

Shares		Price		Amount
14,500		$15.00		$217,500

						% of Issue
Spread		Spread		Fund's		  for all
Amount		  %	      % of issue	JP Morgan Funds
$0.83		 N/A		 0.03%		   1.69%

Broker
Goldman, Sachs & Co.

Underwriters of Nalco Holding Co.

Underwriters				  Shares
Goldman Sachs				10,666,667
Citigroup				10,666,667
J.P. Morgan Securities, Inc. 		 5,333,334
UBS Securities LLC			 5,333,334
Banc of America Securities LLC		 2,133,334
Bear Stearns 				 1,920,000
Credit Suisse First Boston		 1,920,000
Deutsche Bank Securities, Inc. 		 1,920,000
Lehman Brothers				 1,920,000
William Blair & Co., LLC		   853,333
Robert W. Baird & Co., Inc. 		   355,555
Blaylock & Partners LP			   355,555
CMG Institutional Trading LLC 		   355,555
Edward D Jones & Co., LP		   355,555
Utendahl Capital Partners LP		   355,555
				      ------------
Total 				        44,444,444
				      ============

JPMORGAN DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date			Issue
11/15/04		Computer Associates International, Inc.

Shares	 	 		Price		Amount
180,000				$99.51		$179,109

						% of Issue
Spread		Spread		Fund's 		  for all
Amount		  % 	      % of issue 	JP Morgan Funds
$0.65		 N/A		0.04%		   0.28%

Broker
Citigroup Global Markets, Inc.

Underwriters for Computer Associates International, Inc.

Underwriters*			 Principal*
				------------
Total				$500,000,000
				============

*Principal amount of underwriters were not available at time of filing.

JPMORGAN DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date			Issue
11/16/04		Gracechurch Card Funding PLC

Shares	 		Price		Amount
550,000			$100.00		$550,000

						% of Issue
Spread		Spread		Fund's 		  for all
Amount		  % 	      % of issue 	JP Morgan Funds
$0.18		 N/A		0.08%		   1.11%

Broker
Barclays Capital, Inc.

Underwriters of Gracechurch Card Funding PLC

Underwriters			      Principal Amount
Barclays			         $546,429,000
Citigroup				   42,857,000
J.P. Morgan Securities, Inc. 		   42,857,000
Merrill Lunch & Co. 			   42,857,000
 				        -------------
Total					 $675,000,000
					=============

JPMORGAN DIVERSIFIED FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date			Issue
11/17/04		Royal Bank of Scotland PLC

Shares	 		Price		Amount
250,000			$100.00		$250,000

						% of Issue
Spread		Spread		Fund's 		  for all
Amount		  % 	      % of issue 	JP Morgan Funds
$0.20		 N/A		0.01%		   0.07%

Broker
Greenwich Capital Markets, Inc.

Underwriters for Computer Associates International, Inc.

Underwriters*			 Principal*
				--------------
Total				$3,000,000,000
				==============

*Principal amount of underwriters were not available at time of filing.